SHEARMAN & STERLING
COUNSEL FOR DEBTOR AND DEBTOR-IN-POSSESSION
NEW YORK, NY 10022-6069
(212) 848-4000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

IN RE:

IRIDIUM WORLD COMMUNICATIONS LTD.

                                                            CASE NO. 99-45759-CB
                                                            CHAPTER 11

                           MONTHLY OPERATING STATEMENT

          FOR THE PERIOD SEPTEMBER 14, 1999 THROUGH SEPTEMBER 30, 1999
           AND FOR THE PERIOD OCTOBER 1, 1999 THROUGH OCTOBER 31, 1999

FOR THE PERIOD SEPTEMBER 14, 1999 THROUGH SEPTEMBER 30, 1999:
    DISBURSEMENTS: (IN THOUSANDS)                                   $0
                                                           ---------------------
    OPERATING LOSS: (IN THOUSANDS)                                  $13
                                                           ---------------------


FOR THE PERIOD OCTOBER 1, 1999 THROUGH OCTOBER 31, 1999:

    DISBURSEMENTS: (IN THOUSANDS)                                   $0
                                                           ---------------------
    OPERATING LOSS: (IN THOUSANDS)                                  $25
                                                           ---------------------


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

THE UNDERSIGNED, HAVING REVIEWED THE ATTACHED AND BEING FAMILIAR WITH THE DEBTORS' FINANCIAL AFFAIRS, VERIFIES UNDER THE PENALTY OF THE PERJURY, THAT THE INFORMATION CONTAINED THEREIN IS COMPLETE, ACCURATE AND TRUTHFUL TO THE BEST OF MY KNOWLEDGE.

DATE: NOVEMBER 29, 1999                           /s/ F. THOMAS TUTTLE
                                                 ------------------------------
                                                  F. THOMAS TUTTLE, SECRETARY

INDICATE IF THIS IS AN AMENDED STATEMENT BY CHECKING HERE:

                                              AMENDED STATEMENT ________

HEADNOTE

These unaudited condensed financial statements have been prepared for the purpose of filing with the United States Bankruptcy Court for the Southern District of New York. These condensed financial statements have not been prepared in accordance with generally accepted accounting principles ("GAAP") because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("SFAS 121") has not been applied to Iridium LLC, the investee entity, and certain other disclosures required under GAAP have been omitted. The Company expects that, upon application of SFAS 121, the carrying amount of Iridium LLC's long-lived assets will be written down by a material amount; however, at this time it is not possible to determine such amount. In the opinion of management, all other accounting principles applicable to the Company have been applied in the accompanying consolidated financial statements and all adjustments necessary for a fair presentation of such information have been made. However, there could also be year-end audit adjustments and adjustments as a result of the Company's filing for protection under Chapter 11 of the United States Bankruptcy Code.

                        IRIDIUM WORLD COMMUNICATIONS LTD.
                             (DEBTOR-IN-POSSESSION)
                        UNAUDITED CONDENSED BALANCE SHEET
                                 (IN THOUSANDS)


                                                         9/30/99         10/31/99
                                                        ---------       ----------
ASSETS
Cash                                                     $       -        $       -
Investment in Iridium LLC                                        -                -
                                                         ---------        ---------
        Total assets                                     $       -        $       -
                                                         =========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities not subject to compromise                    $       -        $       -
Liabilities subject to compromise                                -                -
                                                         ---------        ---------
        Total liabilities                                        -                -

Stockholders' equity
    Common stock                                               197              197
    Additional paid-in capital                             489,335          489,360
    Accumulated deficit                                   (489,532)        (489,557)
                                                         ---------        ---------
        Total stockholders' equity                               -                -
                                                         ---------        ---------
        Total liabilities and stockholders' equity       $       -        $       -
                                                         =========        =========


    The accompanying notes are an integral part of the financial statements.

HEADNOTE

These unaudited condensed financial statements have been prepared for the purpose of filing with the United States Bankruptcy Court for the Southern District of New York. These condensed financial statements have not been prepared in accordance with generally accepted accounting principles ("GAAP") because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("SFAS 121") has not been applied to Iridium LLC, the investee entity, and certain other disclosures required under GAAP have been omitted. The Company expects that, upon application of SFAS 121, the carrying amount of Iridium LLC's long-lived assets will be written down by a material amount; however, at this time it is not possible to determine such amount. In the opinion of management, all other accounting principles applicable to the Company have been applied in the accompanying consolidated financial statements and all adjustments necessary for a fair presentation of such information have been made. However, there could also be year-end audit adjustments and adjustments as a result of the Company's filing for protection under Chapter 11 of the United States Bankruptcy Code.

                        IRIDIUM WORLD COMMUNICATIONS LTD.
                             (DEBTOR-IN-POSSESSION)
                      UNAUDITED CONDENSED STATEMENT OF LOSS
                                 (IN THOUSANDS)



                                              PERIOD FROM
                                             SEPTEMBER 14,                    PERIOD FROM
                                              1999 THROUGH                   OCTOBER 1, 1999
                                             SEPTEMBER 30,                   THROUGH OCTOBER
                                                  1999                           31, 1999
                                             --------------                  ----------------
Equity in loss of Iridium LLC                      $ -                               $ -
                                                   ---                               ---
Loss before reorganization items                     -                                 -
                                                   ---                               ---

Reorganization expense items:
   Professional fees                                13                                25
                                                   ---                               ---
                                                    13                                25
                                                   ---                               ---

Loss before income taxes                            13                                25
Income taxes                                         -                                 -
                                                   ---                               ---
Net Loss                                           $13                               $25
                                                   ===                               ===


    The accompanying notes are an integral part of the financial statements.

HEADNOTE

These unaudited condensed financial statements have been prepared for the purpose of filing with the United States Bankruptcy Court for the Southern District of New York. These condensed financial statements have not been prepared in accordance with generally accepted accounting principles ("GAAP") because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("SFAS 121") has not been applied to Iridium LLC, the investee entity, and certain other disclosures required under GAAP have been omitted. The Company expects that, upon application of SFAS 121, the carrying amount of Iridium LLC's long-lived assets will be written down by a material amount; however, at this time it is not possible to determine such amount. In the opinion of management, all other accounting principles applicable to the Company have been applied in the accompanying consolidated financial statements and all adjustments necessary for a fair presentation of such information have been made. However, there could also be year-end audit adjustments and adjustments as a result of the Company's filing for protection under Chapter 11 of the United States Bankruptcy Code.

                        IRIDIUM WORLD COMMUNICATIONS LTD.
                             (DEBTOR-IN-POSSESSION)
                   UNAUDITED CONDENSED STATEMENT OF CASH FLOWS
                                 (IN THOUSANDS)


                                                                                      PERIOD FROM
                                                                                     SEPTEMBER 14,            PERIOD FROM
                                                                                      1999 THROUGH           OCTOBER 1, 1999
                                                                                     SEPTEMBER 30,           THROUGH OCTOBER
                                                                                          1999                   31, 1999
                                                                                     --------------          ----------------
Cash flows from operating activities:
    Net loss before reorganization items                                                   $ -                       $ -
    Adjustments to reconcile net loss before reorganization
      items to net cash used:
        Equity in loss of Iridium LLC                                                        -                         -
                                                                                          ----                      ----
                                                                                             -                         -
                                                                                          ----                      ----

    Net loss from reorganization items                                                     (13)                      (25)
    Professional fees to be paid for by Iridium LLC                                         13                        25
                                                                                          ----                      ----
                                                                                             -                         -
                                                                                          ----                      ----
        Net cash used in operating activities                                                -                         -
                                                                                          ----                      ----

Cash flows from investing activities:
        Net cash used in investing activities                                                -                         -
                                                                                          ----                      ----

Cash flows from financing activities:
        Net cash provided by financing activities                                            -                         -
                                                                                          ----                      ----

Increase (decrease) in cash and cash equivalents                                             -                         -
Cash and cash equivalents, beginning of period                                               -                         -
                                                                                          ----                      ----
Cash and cash equivalents, end of period                                                   $ -                       $ -
                                                                                          ====                      ====

Supplemental disclosures of cash flow information:
  Cash paid for reorganization items:
        Professional fees                                                                    -                         -
                                                                                          ----                      ----
                                                                                             -                         -
                                                                                          ====                      ====



    The accompanying notes are an integral part of the financial statements.

                       Iridium World Communications Ltd.
                             (Debtor-in-Possession)
                             Schedule of Taxes Paid
        For the period from September 14, 1999 through October 31, 1999

Payroll Taxes:                    Not applicable

Sales, Use and Excise Taxes:      Not applicable

Property Taxes:                   Not applicable

                   NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

1.      ORGANIZATION AND BUSINESS

Iridium World Communications Ltd. ("IWCL", the "Debtor" or the "Company") was incorporated under the laws of Bermuda on December 12, 1996. At inception, IWCL was wholly owned by Iridium LLC ("ILLC"), a Delaware limited liability company. In June 1997, IWCL consummated an initial public offering and issued 12,000,000 shares of Class A Common Stock. Pursuant to the 1997 Subscription Agreement between IWCL and ILLC, approximately $225 million in net proceeds from the Offering were invested in 12,000,000 Class 1 Membership Interests of ILLC (Class 1 Interests), at which time the outstanding shares of Class A Common Stock held by ILLC were retired, and IWCL became a member of ILLC.

On January 21, 1999, IWCL issued 7,500,000 shares of Class A Common Stock in a public offering resulting in net proceeds of $242,400,000. Pursuant to the Share Issuance Agreement between IWCL and ILLC, such proceeds were used by IWCL to purchase 7,500,000 Class 1 Interests in ILLC.

ILLC through its wholly-owned subsidiary Iridium Operating LLC ("IOLLC"), a Delaware limited liability company, has completed its efforts to develop and deploy a global wireless personal communications system. IOLLC commenced commercial satellite phone service on November 1, 1998 and commercial satellite paging service on November 15, 1998. ILLC's transition from a development stage limited liability company to an operating limited liability company has been adversely affected by various factors, including much slower than expected subscriber growth. As a result of the difficulties in effecting this transition, on August 13, 1999, involuntary bankruptcy petitions were filed by certain creditors of IOLLC and its subsidiary, Iridium Capital Corporation. See Note 3 for a description of the bankruptcy proceedings.

IWCL's sole asset is its investment in ILLC. As of September 30 and October 31, 1999, IWCL owned 19,753,238 Class 1 Interests, representing approximately 13.25% of the total outstanding Class 1 Interests in ILLC.

2.      BASIS OF PRESENTATION

These unaudited financial statements have been prepared for the purpose of filing with the United States Bankruptcy Court for the Southern District of New York. These unaudited financial statements have not been prepared in accordance with generally accepted accounting principles ("GAAP") because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121") has not been applied by ILLC, and certain other disclosures required under GAAP have been omitted.

SFAS 121 requires a company to evaluate the recoverability of its long-lived assets whenever events or circumstances indicate that the carrying amount of such assets may be impaired. If considered impaired, SFAS 121 requires that the long-lived assets be written down to fair value. ILLC's long-lived assets are comprised of the Iridium Space System and related assets. The Company expects that, upon application of SFAS 121, the carrying amount of ILLC's long-lived assets will be written down by a material amount; however, at this time it is not possible to determine such amount. The accompanying unaudited financial statements also omit certain disclosures required under GAAP, including earnings
(loss) per share data.

With the exceptions described above, in the opinion of management, all other accounting principles applicable to the Company have been applied in the accompanying unaudited financial statements and all adjustments necessary for a fair presentation of such information have been made. However, there could also be year-end audit adjustments and adjustments to certain other accounts as a result of the Company's filing for protection under Chapter 11 of the United States Bankruptcy Code.

In connection with the bankruptcy proceedings the Company has adopted AICPA Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). SOP 90-7 requires entities in bankruptcy to present their pre-petition liabilities on the basis of the expected amount of allowed claims in accordance with Statement of Financial Accounting Standards No. 5, "Accounting for Contingencies".

3.   BANKRUPTCY PETITION

On August 13, 1999 (the "Petition Date"), certain creditors of IOLLC and its subsidiary, Iridium Capital Corporation, filed involuntary bankruptcy petitions against them in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Also, on August 13, 1999, the ILLC, IOLLC, Iridium Capital Corporation and IWCL filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware. On August 16, 1999, the Court entered an agreed order, which, among other things stayed the Delaware petitions. On September 13, 1999 (the "Conversion Date"), the Court entered an order granting the ILLC, IOLLC, IWCL and Iridium Capital Corporation relief under Chapter 11 of the US Bankruptcy Code. Additionally, on the Conversion Date, three additional IOLLC subsidiaries, Iridium IP LLC, Iridium (Potomac) LLC and Iridium Roaming LLC (together and collectively with the other companies the "Debtors") filed voluntary petitions under Chapter 11 relief.

Effective September 13, 1999, the Court entered an order which authorized the Debtors to maintain their current bank accounts and cash management system. Under the current cash management system, bank accounts are maintained and all expenses are paid by ILLC and IOLLC. Additionally, IWCL and ILLC operate under a Management Services Agreement, whereby, ILLC manages the day-to-day operations of IWCL, including, but not limited to, the treasury and accounting functions. ILLC receives no fees or reimbursement from IWCL for these services. The Debtors are currently operating in accordance with a cash collateral order effective until December 15, 1999.

In Chapter 11 bankruptcy proceedings, certain claims in existence prior to the order of relief, including pending litigation against the Company are stayed while the Company continues it's business operations as a debtor-in-possession. These claims are reflected in the balance sheets as "Liabilities Subject to Compromise". Additional liabilities subject to compromise may arise subsequent to the filing date resulting from rejection of executory contracts, including leases, and from the determination by the Court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. The Debtors received approval from the Bankruptcy Court, effective September 13, 1999, to pay certain of its pre-petition and pre-conversion obligations, including employee wages and related taxes and gap period claims (those claims incurred between the Debtors' Petition Date and the Conversion Date).

4.   INVESTMENT IN IRIDIUM LLC

IWCL's sole asset is its investment in Iridium LLC. For the period from September 14 through September 30, 1999 and for the month period ended October 31, 1999, IWCL's equity in losses of ILLC were approximately $9.0 million and approximately $14.8 million, respectively. Because IWCL has recognized losses to date that equal IWCL's investment in ILLC and since IWCL has no commitment to fund losses of ILLC beyond its investment, losses of ILLC otherwise attributable to IWCL have not been recognized to the extent such losses exceed IWCL's investment in ILLC.

Substantially all liabilities of ILLC and its subsidiaries are subject to compromise or other treatment under a plan of reorganization that must be confirmed by the Bankruptcy Court after a vote of ILLC and subsidiaries' impaired claimants. There are various claimants that may be affected by a plan of reorganization, including, (1) the lenders under IOLLC's $800 million secured credit facility, (2) the lenders under IOLLC's $750 million credit facility guaranteed by Motorola, Inc., (see Note 5) (3) the holders of IOLLC's $1.45 billion of senior notes, (4) various strategic investors with approximately $945 million of outstanding indebtedness, (5) vendors and trade creditors, and (6) equity interests of ILLC, including IWCL and other strategic investors.

The ultimate effect of the Chapter 11 bankruptcy proceedings on each of the various claimants will depend on a variety of factors, including, without limitation, the specific terms of a confirmed plan of reorganization and the relative rank of each claim among the priorities established by the U. S. Bankruptcy Code. In addition, there can be no assurance that ILLC and its subsidiaries will successfully reorganize under the Chapter 11 proceeding. Accordingly, the ultimate effect of ILLC's bankruptcy proceeding on IWCL, is not currently determinable.

5.      SUBSEQUENT EVENT

On November 15, 1999, Motorola paid the banks approximately $743 million to satisfy all of its guarantee obligations under ILLC's Guaranteed Bank Facility. Pursuant to the Motorola Memorandum of Understanding between Motorola and ILLC, ILLC is obligated to compensate Motorola for this payment to the banks. Any such obligation to Motorola for the payment thereof is subject to compromise under the Chapter 11 proceedings.

                      IRIDIUM WORLD COMMUNICATIONS LTD.
                            (DEBTOR-IN-POSSESSION)
                           CASE NUMBER 99-45759(CB)
                                  INSURANCE

I, F. Thomas Tuttle, Secretary of Iridium World Communications Ltd., the debtor and debtor-in-possession, verify that to the best of my knowledge all insurance policies are fully paid for the current period.


                                             /s/ F. THOMAS TUTTLE
                                             ------------------------------
                                             F. Thomas Tuttle
                                             Secretary


Date: November 29, 1999